Exhibit 10.47

[EXECUTION COPY]

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

1. Parties. The parties to this Settlement Agreement and Mutual General Release (“Agreement”) are:

(a) Orange 21 Inc. (“Orange 21”), Spy Optic, Inc. (“Spy Optic”), Spy S.r.l (“Spy Italy”) and LEM S.r.l. (“LEM”). Orange 21, Spy Optic, Spy Italy and LEM are collectively referred to herein as the “Orange 21 Parties”;

(b) Mark Simo (“Simo”); Simo Holdings, Inc. (fka No Fear, Inc.) (“No Fear”); No Fear Retail Stores, Inc. (“No Fear Retail”); and MX No Fear Europe SAS (“MX No Fear Europe”). Simo, No Fear, No Fear Retail and MX No Fear Europe are collectively referred to herein as the “No Fear Parties”).

(c) The Orange 21 Parties and the No Fear Parties are sometimes collectively referred to herein as the “Parties.”

2. Effective Date. The Effective Date of this Agreement is April 28, 2009 (the “Effective Date”).

3. The Dispute. A dispute has arisen between the Parties relating to their respective rights and obligations arising out of various business transactions including, without limitation, Simo’s service as Chief Executive Officer of Orange 21, the purchase of goods by No Fear from Spy Optic, and the purchase of goods by MX No Fear Europe from Spy Italy.

4. Monetary Payment.

(a) On the Effective Date, No Fear shall pay to Orange 21, in federal funds, by wire transfer to an account to be designated in advance by Orange 21, an amount in U.S. Dollars equivalent to Three Hundred Seven Thousand, Four Hundred Fourteen and Eighty One Hundredths Euros (€307,414.81). For purposes of this payment, the exchange rate for Euros to Dollars has previously been determined and agreed to. These funds will be applied to fully satisfy the outstanding amount Spy Italy claims to be owed by MX No Fear Europe.

1 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(b) In addition, on the respective Due Dates set forth in the table below, No Fear will make the following monetary payments in federal funds to Orange 21 or its designee by wire transfer to an account designated by Orange 21 prior to the Effective Date, or to such other accounts as Orange 21 may designate in writing thereafter:

Due Date	Amount of Payment
Effective Date	Seventy-One Thousand Four Hundred Eighty Nine and Thirty-Two Hundredths U.S. Dollars ($71,489.32)

One (1) month following the Effective Date	Seventy-One Thousand Four Hundred Eighty Nine and Thirty-Two Hundredths U.S. Dollars ($71,489.32)

Two (2) months following the Effective Date	Seventy-One Thousand Four Hundred Eighty Nine and Thirty-Two Hundredths U.S. Dollars ($71,489.32)

Three (3) months following the Effective Date	Seventy-One Thousand Four Hundred Eighty Nine and Thirty-Two Hundredths U.S. Dollars ($71,489.32)

Four (4) months following the Effective Date	Seventy-One Thousand Four Hundred Eighty Nine and Thirty-Two Hundredths U.S. Dollars ($71,489.32)

Five (5) months following the Effective Date	Seventy-One Thousand Four Hundred Eighty Nine and Thirty-Two Hundredths U.S. Dollars ($71,489.32)

(c) If Orange 21 fails to timely provide any credit required under Paragraph 5 in full when due, or to apply any available credit to any purchase order that has been accepted by Orange 21, and does not correct any such failure within five business days of No Fear providing written notice of this failure directed to Jerry Collazo, Chief Financial Officer, at Orange 21 with a copy to Chris Forrester at Morrison & Foerster, LLP, then No Fear shall have no obligation under this Agreement to make any payments under this Paragraph 4 due after such failure and notice, until such time as such credit is made available and thereafter all obligations under this Paragraph 4 shall resume.

2 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(d) Notwithstanding any other provision herein to the contrary, in no event shall Orange 21 be entitled to offset any amounts to be provided as credits to Simo under Paragraph 5 by any payments to be made to No Fear under this Paragraph 4.

5. Product Credits.

(a) Provided that the payments set forth above are made timely and in full in accordance with Paragraph 4 and receipt of all such funds in full is confirmed by Orange 21, Orange 21 shall provide Simo, or other No Fear Parties as Simo may designate, with a credit in the aggregate amount of Six Hundred Thousand U.S. Dollars ($600,000), less the Applicable Withholding Amount (defined in Paragraph 8 below), to purchase products from Orange 21 for retail resale to the public (which products will be sold to Simo or his designee [CONFIDENTIAL TREATMENT REQUESTED] as follows:

Date	Amount of Credit
Effective Date	Three Hundred Fifty Thousand U.S. Dollars ($350,000) less the Applicable Withholding Amount

One (1) month following the Effective Date	Fifty Thousand U.S. Dollars ($50,000) less the Applicable Withholding Amount

Two (2) months following the Effective Date	Fifty Thousand U.S. Dollars ($50,000) less the Applicable Withholding Amount

Three (3) months following the Effective Date	Fifty Thousand U.S. Dollars ($50,000) less the Applicable Withholding Amount

Four (4) months following the Effective Date	Fifty Thousand U.S. Dollars ($50,000) less the Applicable Withholding Amount

Five (5) months following the Effective Date	Fifty Thousand U.S. Dollars ($50,000) less the Applicable Withholding Amount

3 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(b) The Orange 21 Parties shall use commercially reasonable efforts to fill each purchase order submitted by the No Fear Parties within a commercially reasonable period after receipt (with delivery F.O.B. Spy Optic’s Carlsbad, California facility); provided, however, that the Orange 21 Parties shall not be required to fill any purchase orders submitted by the No Fear Parties which exceed the aggregate amount of any existing credit balance pursuant to the credit schedule set forth above; and provided further, however, that to the extent the Orange 21 Parties do not fill any such purchase orders, the No Fear Parties shall retain any unused or unapplied credit balance to apply to any future purchase orders which do not exceed the amount of their credit balance.

(c) The initial purchase order of the No Fear Parties, which shall be submitted on the Effective Date, shall be for products in the quantities and styles set forth under the column titled “At Once” in Schedule 1 attached hereto, and all such products shall be delivered by Orange 21 on the Effective Date. Thereafter, the No Fear Parties will order products and the Orange 21 Parties will deliver products under this Paragraph 5 substantially in the quantities and styles set forth in Schedule 1 attached hereto; provided, however, that if at any time the Orange 21 Parties determine that it is or may become commercially unreasonable or impracticable to fill any purchase orders based on available inventory and other customer orders, the Orange 21 Parties will promptly inform the No Fear Parties, and the Parties will reasonably cooperate in making adjustments to the products ordered by the No Fear Parties and to be delivered by the Orange 21 Parties.

4 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(d) If No Fear fails to timely make any payment required under Paragraph 4 in full when due, then Orange 21 shall have no further obligation under this Agreement to provide any further product credits under this Paragraph 5 due after such failure (including, without limitation the corresponding credit to be given on the Date of such payment) until such time as such payment is made.

(e) Notwithstanding any other provision herein to the contrary, in no event shall the No Fear Parties be entitled to offset any amounts payable by the No Fear Parties to Orange 21 or its designee under Paragraph 4 by any product credits extended to No Fear under this Paragraph 5.

6. Promissory Note. The payments required in Paragraph 5 above shall be memorialized in a promissory note in substantially the form attached hereto as Exhibit A (the “Note”) from No Fear payable to Orange 21 or its designee, with the principal amount to be reduced by the amounts of all payments made by No Fear to Orange 21 (or its designee) pursuant to the schedule in Paragraph 4. The unpaid principal amount due shall begin to bear interest at the rate of ten percent, compounded annually, if No Fear fails to timely make any payment when due as required under Paragraph 4.

7. Security for Payments. The Note shall be secured by a pledge of Orange 21 held of record or beneficially by No Fear, pursuant to a stock pledge agreement in substantially the form attached hereto as Exhibit B, and all certificates of ownership of any such stock under the Security Agreement shall be delivered to the Orange 21 Parties by the No Fear Parties along with the executed version of this Agreement, the Promissory Note and the stock pledge agreement. The pledged stock shall be valued at $0.80 per share for collateral purposes, regardless of any then prevailing market price for the common stock of Orange 21.

5 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

8. Income Tax. It is understood and agreed that in connection with the transactions contemplated hereby, Orange 21 will withhold approximately 33.72% (the “Applicable Withholding Amount”) of the gross amount of each credit as set forth in Paragraph 5 above as and when granted to Simo or his designee, shall reduce each credit by the Applicable Withholding Amount, and shall remit all such amounts to the Internal Revenue Service and the Franchise Tax Board, as applicable. Orange 21 will provide Simo with a W-2 form consistent with the foregoing.

9. Product Purchase Agreements. The Parties shall enter into product purchase agreements in substantially the forms of Exhibits C-1 and C-2 attached hereto.

10. General Releases. The Orange 21 Parties on the one hand, and the No Fear Parties on the other, hereby release each other and their respective past, present and future officers, employees, partners, shareholders, subsidiaries, affiliates, predecessors, successors, assigns, agents, representatives, insurers, and attorneys, from all claims, whether past, present, or future, for all liability for any and all damages or other relief, directly or indirectly arising from, related to, or sustained by reason of any prior dealings of any kind between them at any time. These releases include but are not limited to a release by Simo of any and all claims arising out of his service as the Chief Executive Officer of Orange 21 and any and all claims by Simo or No Fear arising out of or related to their ownership of stock or other securities of Orange 21. These general releases specifically include, but are not limited to, a release of

6 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

all claims for any expenses to which any Party may have been or may be put, and also include all damages to any Party, whether compensatory or punitive, and whether now known or unknown. For the avoidance of doubt, the Parties agree that these general releases do not release any party for liability in connection with actions or events that occur after the Effective Date of this Agreement.

11. Waiver of Civil Code Section 1542. All rights under Section 1542 of the Civil Code of the State of California are hereby expressly waived by all Parties with respect to any and all releases set forth herein. It is understood that Section 1542 provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which, if known by him or her, must have materially affected his settlement with the debtor.

12. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and mailed (by certified or registered mail), sent or delivered as follows:

If to any of
the Orange 21 Parties:	Orange 21 Inc.
Attention: Chief Financial Officer
2070 Las Palmas Drive
Carlsbad, California 92011
Phone: (760) 804-8420
Fax: (760) 804-8440

With a copy to:	Morrison & Foerster LLP
Attention: Christopher M. Forrester
12531 High Bluff Drive
San Diego, California 92130
Phone: (858) 720-5110
Fax: (858) 720-5125

7 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

If to any of
the No Fear Parties:	Simo Holdings, Inc.
Attention: Chief Executive Officer
1812 Aston Avenue
Carlsbad, California 92008
Phone: (760) 931-9550
Fax: (760) 931-9741

With a copy to:	Reeder, Lu & Green, LLP
Attention: Gabriel G. Green
2121 Avenue of the Stars, Suite 950
Los Angeles, California 90067
Phone: (310) 270-9300
Fax: (310) 270-9311

or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective (i) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (ii) if sent by facsimile transmission, when sent.

13. No Admission. This Agreement is in compromise of disputed claims and is not an admission of liability for all or any part of any such claims by any Party.

14. Applicable Law. This Agreement shall be governed by, construed and enforced in accord with the laws of the State of California.

15. Jurisdiction to Enforce. Any action to enforce, for breach of, or arising out of this Agreement shall be commenced in the Superior Court for the State of California, County of San Diego, and the Parties each agree and consent to jurisdiction over them in that court for any such proceeding.

16. Persons Bound and Benefited. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, as well as all their representatives, employees, principals, agents, assigns, predecessors, successors, parents, affiliates, subsidiaries, partners and investors, and insurers.

8 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

17. Integration. This Agreement and the Exhibits attached hereto constitutes the entire agreement between the Parties with respect to the settlement, payment, dismissal, releases, and all other matters and terms referenced herein. Without limiting the foregoing, the Parties agree that in any dispute arising out of this Agreement, no evidence relating to the negotiation or drafting of this Agreement, or any prior drafts of this Agreement, shall be admissible as evidence for any purpose, including but not limited to interpreting this Agreement of the intention of the Parties.

18. Agreement Understood. The Parties certify they have read all of this Agreement, consulted with and received legal advice from their respective attorneys concerning this Agreement, and understand and agree to the terms of this Agreement.

19. Involvement of Counsel. The Parties acknowledge they have been represented by legal counsel of their choosing in the negotiation and drafting of the terms of this Agreement, each Party enters into this Agreement of its own volition, freely and without coercion, based on its own judgment and advice of its own counsel, and not in reliance on any representations or promises of the other Party except as expressly set forth herein.

20. Joint Preparation. This Agreement has been jointly negotiated and drafted, and is not to be construed against any Party on the basis that it was the drafter.

21. Authority. Each person and party executing this Agreement warrants he or it is the sole owner of the rights and obligations referred to and released herein, has not assigned or otherwise transferred any interest in any such rights or obligations, and is authorized to execute this Agreement personally or on behalf of any entity for whom he or it is acting.

9 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

22. Execution of Agreement. This Agreement may be executed by separately signed signature pages, and when so executed shall have the full force and effect as if all Parties had signed a single original document.

23. Cooperation and Execution of Additional Documentation. The Parties agree to cooperate and execute additional documentation which may be required to implement, memorialize or carry out the provisions and intent of this Agreement.

24. Attorneys’ Fees and Costs Resulting From Breach. If any Party incurs any attorneys’ fees or costs as a result of another Party’s breach of any obligation under this Agreement, the aggrieved Party shall be entitled to recover all such attorneys’ fees and costs incurred as a result of the breach.

APPROVED:

MORRISON & FOERSTER LLP

Date:	By:
Mark C. Zebrowski

Attorneys for the Orange 21 Parties

REEDER LU GREEN, LLP

Date:	By:
Gabriel G. Green

Attorneys for the No Fear Parties

10 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

AGREED AND ACCEPTED:

Date:	Orange 21 Inc.

By:
Its:

Date:	Spy Optic, Inc.

By:
Its:

Date:	Spy S.r.l.

By:
Its:

Date:	LEM S.r.l.

By:
Its:

Date:	No Fear Retail Stores, Inc.

By:
Its:

Date:	MX No Fear Europe SAS

By:
Its:

11 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

Date:	Simo Holdings, Inc.

By:
Its:

Date:	Mark Simo, Individually

12 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT TABLE

Schedule 1. [OMITTED]

Exhibit A. Form of Promissory Note

Exhibit B. Form of Stock Pledge Agreement

Exhibit C-1. Form of Product Purchase Agreement between No Fear Retail, Inc. and Spy Optic, Inc. [OMITTED]

Exhibit C-2. Form of Product Purchase Agreement between No Fear MX Europe and Spy S.r.l. [OMITTED]

13 of 13

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

SECURED PROMISSORY NOTE

$357,446.60	Dated: April 28, 2009

FOR VALUE RECEIVED, each of the undersigned, Simo Holdings, Inc., a California corporation, (the “Borrower”), HEREBY PROMISES TO PAY to the order of ORANGE 21 INC., a Delaware corporation (the “Lender”), the principal sum of Three Hundred Fifty-Seven Thousand Four Hundred Forty-Six and 60/100 DOLLARS ($357,446.60), in five equal monthly installments of Seventy One Thousand Four Hundred Eighty Nine Dollars and 32/100 ($71,489.32), commencing on May 28, 2009, with subsequent installments payable on the twenty eighth (28th) day of each month, and with the last such installment to be due and payable on September 28, 2009 and in the amount necessary to repay in full the unpaid principal balance hereof.

In the event that any amount of principal or interest, or any other amount payable under this Promissory Note (this “Note”), is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower agrees to pay interest on such unpaid installment payment or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a rate per annum equal to ten percent (10%). All computations of interest shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

All payments hereunder shall be made in lawful money of the United States of America and in same day or immediately available funds, to the Lender, in accordance with the Lender’s payment instructions.

Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in California.

In no event shall the Borrower be obligated to pay the Lender interest, charges or fees at a rate in excess of the highest rate permitted by applicable law.

The Borrower may upon prior notice to the Lender not later than five (5) Business Days prior to the proposed prepayment date, prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty. Together with any such prepayment the Borrower shall pay accrued interest on the amount prepaid. Any partial prepayment shall be applied to the installments of principal hereof in reverse order of maturity.

1

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

Borrower represents and warrants to the Lender that: (i) the Borrower, if an entity, is duly organized or formed, as the case may be, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, and has all requisite power and authority to execute, deliver and perform its obligations under this Note or, if an individual has the capacity to execute, deliver and perform its obligations under this Note; (ii) the execution, delivery and performance by the Borrower of this Note have been duly authorized by all necessary action of the Borrower (if an entity) and do not and will not (A) contravene the terms of the articles or certificate of incorporation, or bylaws, or other applicable organizational documents, of the Borrower (if an entity), or result in a breach of or constitute a default under any material lease, instrument, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound or affected; or (B) violate any provision of any law, rule, regulation, order, judgment, decree or the like binding on or affecting the Borrower; and (iii) this Note is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(1) the failure to make any payment of principal, interest or any other amount payable hereunder when due under this Note;

(2) Any representation or warranty by Borrower under or in connection with this Note shall prove to have been incorrect in any material respect when made or deemed made;

(3) the breach of any other condition or obligation under this Note and the continuation of such breach for fifteen (15) days;

(4) the filing of a petition by or against Borrower under any provision of the United States Bankruptcy Code, as amended or recodified from time to time (the “Bankruptcy Code”), or under any similar law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of the Borrower; or the insolvency of the Borrower; or the making of a general assignment for the benefit of creditors by the Borrower;

(5) Borrower (if an entity) shall (i) liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution), (ii) suspend its operations other than in the ordinary course of business, or (iii) take any action to authorize any of the actions or events set forth above in paragraph 4; or

(6) any event of default under the Collateral Agreement (as defined below) shall have occurred and be continuing; or the Collateral Agreement or any of the other documents relating to the Collateral after delivery thereof shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or Borrower or any other person or entity shall contest in any manner the validity or enforceability thereof, or Borrower or any other person or entity shall deny that it has any further liability or obligation

2

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

thereunder; or the Collateral Agreement or any of the other documents relating to the Collateral for any reason, except to the extent permitted by the terms thereof, shall cease to create a valid and perfected first priority lien in any of the Collateral purported to be covered thereby.

Upon the occurrence and continuance of any Event of Default, the Lender, at its option, may (i) by notice to Borrower, declare the unpaid principal amount of this Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Note, all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code, the result which would otherwise occur only upon giving of notice by the Lender to the Borrower as specified above shall occur automatically, without the giving of any such notice; and (ii) whether or not the actions referred to in clause (i) have been taken, exercise any or all of the Lender’s rights and remedies under the Collateral Agreement and proceed to enforce all other rights and remedies available to the Lender under applicable law.

Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys’ fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Note, or the protection or preservation of the Lender’s rights under this Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind.

Time is of the essence for the performance of each and every obligation under this Note.

Subject to that certain Settlement Agreement and Mutual General Release of even date herewith by and between Orange 21, Inc., Spy Optic, Inc., Spy S.r.l. and LEM S.r.l., on the one hand, and Mark Simo, Borrower, No Fear Retail Stores, Inc., and MX No Fear Europe SAS, on the other hand, Borrower agrees to make all payments under this Note without setoff or deduction and regardless of any counterclaim or defense. Borrower represents and warrants to the Lender that, to the best of Borrower’s knowledge, there is no claim, defense, counterclaim or set-off which could be asserted by or is available to Borrower against the Lender.

No single or partial exercise of any power under this Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Note shall operate as a waiver of such right or any other right hereunder.

This Note shall be binding on the Borrower and its successors and assigns, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Note and their respective successors and assigns. Borrower may not assign, including an assignment by operation of law, or transfer this Note or any of its obligations hereunder without the Lender’s prior written consent.

3

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and mailed (by certified or registered mail), sent or delivered as follows:

If to the Lender:	Orange 21 Inc.
Attention: Chief Financial Officer
2070 Las Palmas Drive
Carlsbad, California 92011
Phone: (760) 804-8420
Fax: (760) 804-8440

With a copy to:	Morrison & Foerster LLP
Attention: Christopher M. Forrester
12531 High Bluff Drive
San Diego, CA 92130
Phone: (858) 720-5110
Fax: (858) 720-5125

If to any of
the No Fear Parties:	Simo Holdings, Inc.
Attention: Chief Executive Officer
1812 Aston Avenue
Carlsbad, California 92008
Phone: (760) 931-9550
Fax: (760) 931-9741

With a copy to:	Reeder, Lu & Green, LLP
Attention: Gabriel G. Green
2121 Avenue of the Stars, Suite 950
Los Angeles, California 90067
Phone: (310) 270-9300
Fax: (310) 270-9311

or to such other address or facsimile number as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective (i) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (ii) if sent by facsimile transmission, when sent.

This Note is secured by certain collateral (the “Collateral”) more specifically described in the Stock Pledge Agreement of even date herewith between the Borrower and the Lender (the “Collateral Agreement”).

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CALIFORNIA LAW.

4

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

Borrower hereby (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States sitting in San Diego County, of California for the purpose of any action or proceeding arising out of or relating to this Note and any other documents and instruments relating hereto, (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts, (iii) irrevocably waives (to the extent permitted by applicable law) any objection which it now or hereafter may have to the laying of venue of any such action or proceeding brought in any of the foregoing courts, and any objection on the ground that any such action or proceeding in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, THE LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE.

IN WITNESS WHEREOF, Borrower has duly executed this Note, as of the date first above written.

SIMO HOLDINGS, INC.

By
Mark Simo, Chief Executive Officer

5

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”), dated as of April 28, 2009, is made between Simo Holdings, Inc., a California corporation (“Pledgor”), and Orange 21 Inc., a Delaware corporation (“Secured Party”).

Pledgor and Secured Party hereby agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION.

(a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

(b) As used in this Agreement, the following terms shall have the following meanings:

“Documents” means this Agreement, the Note, and all other certificates, documents, agreements and instruments delivered to Secured Party under or in connection with the Note.

“Event of Default” has the meaning set forth in Section 6.

“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

“Note” means the Promissory Note of even date herewith made by Pledgor in favor of Secured Party.

“Obligations” means all indebtedness, liabilities and other obligations of Pledgor to Secured Party, whether under or in connection with this Agreement, the Note and the other Documents or otherwise, including all unpaid principal on the Note, all interest accrued thereon, all fees and all other amounts payable by Pledgor to Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including interest that accrues after the commencement by or against Pledgor of any bankruptcy or insolvency proceeding naming such Person as the debtor in such proceeding.

“Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

“Pledged Collateral” has the meaning set forth in Section 2.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

“Pledged Shares” means four hundred forty six thousand eight hundred eight (446,808) of the issued and outstanding shares of the capital stock, whether certificated or uncertificated, of the Secured Party now owned by Pledgor, as more specifically described in Schedule 1.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California.

(c) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

(d) In this Agreement, except to the extent the context otherwise requires: (i) any reference to an Article, a Section, a Schedule or an Exhibit is a reference to an article or section thereof, or a schedule or an exhibit thereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (ii) the words “hereof,” “herein,” “hereto,” “hereunder” and the like mean and refer to this Agreement as a whole and not merely to the specific Article, Section, subsection, paragraph or clause in which the respective word appears; (iii) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (iv) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation;” (v) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto; (vi) references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to; (vii) any table of contents, captions and headings are for convenience of reference only and shall not affect the construction of this Agreement; and (viii) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

SECTION 2. SECURITY INTEREST.

(a) As security for the payment and performance of the Obligations, Pledgor hereby pledges to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor’s right, title and interest in, to and under (i) the Pledged Shares and any certificates and instruments now or hereafter representing the Pledged Shares, (ii) all rights, interests and claims with respect to the Pledged Shares, including under any and all related agreements, instruments and other documents, and (iii) all books, records and other documentation of Pledgor related to the Pledged Shares, in each case whether presently existing or owned or hereafter arising or acquired and wherever located (collectively, the “Pledged Collateral”).

(b) Pledgor hereby agrees to deliver to or for the account of Secured Party, at the address and to the Person or Persons to be designated by Secured Party, the certificates representing the Pledged Shares, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(c) Pledgor hereby authorizes Secured Party to file at any time and from time to time any financing statements describing the Pledged Collateral, and Pledgor shall execute and deliver to Secured Party, and Pledgor hereby authorizes Secured Party to file (with or without Pledgor’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Secured Party, as Secured Party may reasonably request, to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to Secured Party pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Pledged Collateral and to accomplish the purposes of this Agreement. Pledgor will cooperate with Secured Party in obtaining control (as defined in the UCC) of Pledged Collateral consisting of investment property. Pledgor will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that is holding the Collateral for the benefit of Secured Party. Pledgor ratifies and authorizes the filing by Secured Party of any financing statements filed prior to the date hereof.

(d) This Agreement shall create a continuing security interest in the Pledged Collateral which shall remain in effect until terminated in accordance with Section 15 hereof.

SECTION 3. ADMINISTRATION OF THE PLEDGED COLLATERAL.

(a) Unless an Event of Default shall have occurred and is continuing: (i) Pledgor shall be entitled to receive and retain for its own account any cash dividend in amounts consistent with past practices in respect of the Pledged Collateral, to the extent consistent with the Note; and (ii) Pledgor shall have the right to vote the Pledged Collateral and to retain the power to control the direction, management and policies of the Secured Party to the same extent as Pledgor would if the Pledged Collateral were not pledged to Secured Party pursuant to this Agreement; provided, however, that Secured Party shall receive, and Pledgor shall not be entitled to receive, (a) cash paid, payable or otherwise distributed in redemption of, or in exchange for or in substitution of, any Pledged Collateral, or (b) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of the Secured Party or in connection with a reduction of capital, capital surplus or paid-in-surplus or any other type of recapitalization involving the Secured Party; and provided further, however, that no vote shall be cast or consent, waiver or ratification given or action taken or proxy given which would have the effect of impairing the position or interest of Secured Party in respect of the Pledged Collateral or which would alter the voting rights with respect to the stock of the Secured Party or be inconsistent with or violate any provision of this Agreement or any other Documents. Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise, and to receive distributions which it is authorized to receive and retain, pursuant to this subsection (a).

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(b) Upon and after the occurrence of, and during the continuance of, any Event of Default: (i) Secured Party shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Collateral, to be held by Secured Party as part of the Pledged Collateral; (ii) Secured Party shall have the right following prior written notice to Pledgor to vote or consent to take any action with respect to the Pledged Collateral and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if Secured Party were the absolute owner thereof; and (iii) Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral, to endorse any checks, drafts, money orders and other instruments relating thereto, to sue for, collect, receive and give acquittance for all moneys due or to become due in connection with the Pledged Collateral and otherwise to file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Pledged Collateral, execute any and all such other documents and instruments, and do any and all such acts and things, as Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce Secured Party’s rights with respect to the Pledged Collateral and to accomplish the purposes of this Agreement.

(c) Distributions and other payments which are received by Pledgor but which it is not entitled to retain as a result of the operation of subsection (a) or (b) shall be held in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith paid over or delivered to Secured Party in the same form as so received.

(d) At any time and from time to time, Secured Party may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees (subject to the revocable rights specified in subsection (a)). Secured Party shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

(e) For the purpose of enabling Secured Party to exercise its rights under this Section 3 or otherwise in connection with this Agreement, Pledgor hereby (i) constitutes and appoints Secured Party (and any of Secured Party’s officers, employees or agents designated by Secured Party) its true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of Pledgor, which Secured Party may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce Secured Party’s rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints Secured Party as its proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the shareholders of the Secured Party held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Pledgor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section (e).

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(f) Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Pledgor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder and the accounting for moneys actually received by Secured Party hereunder, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Pledged Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES Pledgor represents and warrants to Secured Party that:

(a) All the Pledged Shares have been duly and validly issued, and are and will be fully paid and non-assessable.

(b) With respect to the Pledged Shares Pledgor is the legal record and beneficial owner thereof, and has and will have good and marketable title thereto, subject to no Lien except for the pledge and security interest created by this Agreement.

(c) Except as previously disclosed in writing to Secured Party, (i) there are no restrictions on the transferability of the Pledged Collateral to Secured Party or with respect to the foreclosure, transfer or disposition thereof by Secured Party; and (ii) there are no shareholders agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Collateral.

(d) Pledgor’s chief executive office and principal place of business (as of the date of this Agreement), and all books and records concerning the Pledged Collateral (as of the date of this Agreement), are located at its address set forth on the signature pages hereof; Pledgor’s jurisdiction of organization and Pledgor’s exact legal name each is as set forth in the first paragraph of this Agreement; and Pledgor’s organizational identification number is C1486523.

(e) Other than (i) financing statements previously disclosed in writing to Secured Party and (ii) financing statements in favor of Secured Party, no effective financing statement naming Pledgor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Pledged Collateral is on file in any filing or recording office in any jurisdiction.

(f) Pledgor has rights in or the power to transfer the Pledged Collateral.

(g) No control agreements exist with respect to any Pledged Collateral other than control agreements in favor of Secured Party.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on the date of each delivery of Pledged Collateral hereunder.

SECTION 5. COVENANTS So long as any of the Obligations remain unsatisfied, Pledgor agrees that:

(a) Pledgor will, at its own expense, appear in and defend any action, suit or proceeding which purports to affect its title to, or right or interest in, the Pledged Collateral or the security interest of Secured Party therein and the pledge to Secured Party thereof.

(b) Pledgor shall give prompt written notice to Secured Party (and in any event not later than thirty (30) days following any change described below in this subsection) of: (i) any change in the location of Pledgor’s chief executive office or principal place of business; (ii) any change in the location of books and records pertaining to Pledged Collateral; (iii) any change in its name; (iv) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (v) any change in its jurisdiction of organization; and (vi) any change in its registration as an organization (or any new such registration).

(c) Pledgor will not surrender or lose possession of (other than to Secured Party or, with the prior consent of Secured Party, to a depositary or financial intermediary), exchange, sell, convey, transfer, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein.

(d) Pledgor will not create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge to Secured Party created by this Agreement.

(e) Pledgor will not enter into any shareholders agreement, voting trust, proxy agreement or other agreement or understanding which affects or relates to the voting or giving of written consents with respect to any of the Pledged Collateral.

(f) Pledgor shall give Secured Party immediate notice of the establishment of (or any change in or to) any securities account pertaining to any Pledged Collateral.

SECTION 6. EVENTS OF DEFAULT Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a) Pledgor shall fail to pay when due (i) any amount of principal under the Note, or (ii) any amount of interest on the Note or other amount payable hereunder or under any other Document, or any other Obligations, and in the case of this clause (ii) such failure shall continue unremedied for five (5) days.

(b) Any representation or warranty by Pledgor under or in connection with this Agreement, the Note or any other Document shall prove to have been incorrect in any material respect when made or deemed made.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(c) Pledgor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for a period of fifteen (15) days from the occurrence thereof (unless Secured Party reasonably determines that such failure is not capable of remedy), or any “Event of Default” as defined in the Note or any other Document shall have occurred.

(d) Any material impairment in the priority of Secured Party’s Lien hereunder.

(e) Any levy upon, seizure or attachment of any of the Pledged Collateral.

SECTION 7. REMEDIES.

(a) Upon the occurrence and continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, any Note or any other Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Pledgor agrees that any item of the Pledged Collateral may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers’ board or elsewhere, by public or private sale, and at such times and on such terms, as Secured Party shall determine; provided, however, that Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party in cash. Secured Party shall give Pledgor such notice of any private or public sales as may be required by the UCC or other applicable law. Pledgor recognizes that Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Pledgor hereby releases to the extent permitted by law.

(b) The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts received in respect of the Pledged Collateral the application of which is not otherwise provided for herein, shall be applied to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Pledgor or otherwise disposed of in accordance with the UCC or other applicable law. Pledgor shall remain liable to Secured Party, for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

(c) Pledgor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Pledged Collateral or other collateral or security for the Obligations; (ii) any right to require Secured Party (a) to proceed against any Person, (b) to exhaust any other collateral or

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

security for any of the Obligations, (c) to pursue any remedy in Secured Party’s power, or (d) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Pledged Collateral; and (iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Pledged Collateral.

(d) Pledgor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Secured Party sells any of the Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Pledgor shall be credited with the proceeds of the sale.

SECTION 8. NOTICES All notices or other communications hereunder shall be in writing (including by facsimile transmission) and mailed (by certified or registered mail), sent or delivered to the respective parties hereto at or to their respective addresses, facsimile numbers or email addresses set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be effective (i) if delivered by hand, sent by certified or registered mail or sent by an overnight courier service, when received; and (ii) if sent by facsimile transmission or electronic mail, when sent.

SECTION 9. NO WAIVER; CUMULATIVE REMEDIES No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

SECTION 10. BINDING EFFECT This Agreement shall be binding upon, inure to the benefit of and be enforceable by Pledgor, Secured Party and its respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement. Pledgor may not assign (including by operation of law), transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Secured Party. Any such purported assignment, transfer, hypothecation or other conveyance by Pledgor without the prior express written consent of Secured Party shall be void. Pledgor acknowledges and agrees that in connection with an assignment of, or grant of a participation in, the Obligations, Secured Party may

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

assign, or grant participations in, all or a portion of its rights and obligations hereunder, including the benefit of Section 17, in accordance with the Note. Upon any such assignment of Secured Party’s rights hereunder, such assignee shall have, to the extent of such assignment, all rights of Secured Party hereunder and may in turn assign such rights, in accordance with the Note. Pledgor agrees that, upon any such assignment, such assignee may enforce directly, without joinder of Secured Party, the rights of Secured Party set forth in this Agreement. Any such assignee shall be entitled to enforce Secured Party’s rights and remedies under this Agreement to the same extent as if it were an original party hereto.

SECTION 11. GOVERNING LAW This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Pledged Collateral are governed by the law of a jurisdiction other than California.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT This Agreement contains the entire agreement of the parties with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by Pledgor shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 13. SEVERABILITY Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 14. COUNTERPARTS This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 15. TERMINATION Upon payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and Secured Party shall promptly execute and deliver to Pledgor such documents and instruments reasonably requested by Pledgor as shall be necessary to evidence termination of all such security interests given by Pledgor to Secured Party hereunder.

SECTION 16. CONFLICTS In the event of any conflict or inconsistency between this Agreement and the Note, the terms of this Agreement shall control.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

SECTION 17. COSTS AND EXPENSES.

(a) Pledgor agrees to pay on demand all costs and expenses of Secured Party, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Note, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Pledged Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Pledged Collateral.

(b) Any amounts payable to Secured Party under this Section 17 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the highest default rate of interest set forth in the Note.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

SECURED PARTY ORANGE 21 INC.	SIMO HOLDINGS, INC.

By:	By:
A. Stone Douglass, Chief Executive Officer	Mark Simo, Chief Executive Officer

Address:	Address:

2070 Las Palmas Dr.	1812 Aston Ave.
Carlsbad, CA 92011	Carlsbad, CA 92008

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1

to the Stock Pledge Agreement

PLEDGED SHARES

Common stock of Secured Party being represented by stock certificates as follows: Certificate No.: 00000184CS, No. of Shares: 884,883

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.